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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June  1,  2000
                                                         --------------
Virtualsellers.com,  Inc.
-------------------------
(Exact  name  of  registrant  as  specified  in  its  charter)

Canada                               000-14356                         911353658
------                               ---------                         ---------
(State  or  other  jurisdiction      (Commission                  (IRS  Employer
of  incorporation)                   File  Number)          Identification  No.)

Suite  1000,  120  North  LaSalle  Street,  Chicago,  Illinois     60602
--------------------------------------------------------------     -----
(Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code  (312)  920-9999
                                                         ---------------

Not  applicable
---------------
(Former  name  or  former  address,  if  changed  since  last  report.)

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated for reference May 19, 2000, between the Company, Sullivan Park L.L.C. ("Sullivan Park") and Edward W. Sharpless ("Sharpless"), the Company acquired all of the property, assets and undertakings of the internet services development business carried on by Sullivan Park. Sharpless is a director, officer and shareholder of Sullivan Park, and has a substantial proprietary and financial interest in Sullivan Park. The closing date of the Asset Purchase Agreement, as agreed by the parties, was June 1, 2000.

Under the terms of the Asset Purchase Agreement, the aggregate sum payable by the Company to Sullivan Park is that number of shares of the Company's common stock (the "Purchase Shares") equal to the sum of $2,700,000, divided by the closing sale price per share of the Company's common stock on the trading day immediately preceding the earlier of (a) the first anniversary of the date of the Asset Purchase Agreement and (b) the date upon which the Purchase Shares are registered under the Securities Act of 1933, as amended, and as contemplated in section  4  of  the  Asset  Purchase  Agreement.

The Company intends to continue the business operations of Sullivan Park by incorporating its customers, operations and employees into a new subsidiary which the Company is presently incorporating. Sullivan Park is an internet services developer, focussing on building successful business-to-business internet companies, providing e-business development services to medium and large-sized businesses, and offering services as a business-to-business incubator. General services provided by Sullivan Park include designing and running websites, e-commerce development, internet consulting, back-office integration and web-based remote application services. Specific services to Sullivan Park's customers include the development and hosting of on-line stores, including services such as site concept, site design, media production, media acquisition, artwork, animation, web programming, database programming and application server programming.

Pursuant to the Asset Purchase Agreement, the Company will continue the employment of Sullivan Park's two full-time employees, Jeff Yana and Janet Howard. Mr. Yana is a Project Manager, and has been employed by Sullivan Park in that capacity since October, 1999. Ms. Howard works in Production, and also joined Sullivan Park in October, 1999.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATES  OF  BUSINESSES  ACQUIRED

It is not practicable to provide financial statements of the acquired company prepared in accordance with the regulations on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than August 14, 2000 (60 days after this Current Report on Form 8-K must be filed).

PRO  FORMA  FINANCIAL  INFORMATION

It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than August 14, 2000 (60 days after this Current Report on Form 8-K must be filed).

EXHIBITS

2.     Plan  of  Acquisition

     2.1 Asset Purchase Agreement between the Company, Sullivan Park L.L.C. and Edward W. Sharpless, dated for reference May 19, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VIRTUALSELLERS.COM,  INC.

Date:  June  15,  2000          /s/  Dennis  Sinclair
                                ---------------------
                         Dennis  Sinclair,  President